Annual Report

Mid-Cap
Value Fund
December 31, 2002

LOGO: T. Rowe Price(registered trademark) (registered trademark)


REPORT HIGHLIGHTS

Mid-Cap Value Fund

o Major stock indexes fell for the third consecutive year as the economy struggled, accounting scandals weighed on investors, and mounting international tensions dampened consumer and business confidence.

o The fund registered negative returns but outpaced its benchmark indexes and peer funds for both the six months and year ended December 31.

o Good selection in consumer stocks aided the fund's absolute and relative performance.

o The market sell-off has presented opportunities to accumulate shares of good companies at particularly attractive prices.


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Fellow Shareholders

Stocks posted their third consecutive negative year in 2002 as the economy struggled to establish some momentum and investors were shaken by a series of corporate governance and accounting scandals. After a rally in October and November, the market slipped as the year closed due to geopolitical concerns and global economic uncertainty. Traditional "value" stocks, which had held up well during the market slide that began in March 2000, were unable to overcome the market's malaise, but continued their strong outperformance versus growth stocks for the year. Value stocks fell short in the second half, however, as growth sectors rallied during the fourth quarter.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------
Mid-Cap Value Fund                                 -10.06%               -7.38%

S&P MidCap 400 Index                                -11.68               -14.51

Lipper Mid-Cap Value
Funds Index                                         -12.02               -14.66

Russell Midcap Value Index                          -12.16                -9.64



Performance Comparison
--------------------------------------------------------------------------------
                                                                Since
                                                            Inception
Period Ended 12/31/02                                         9/30/02
--------------------------------------------------------------------------------
Mid-Cap Value Fund-Advisor Class                                 8.66%

Mid-Cap Value Fund-R Class                                       8.66

S&P MidCap 400 Index                                             5.83

Lipper Mid-Cap Value Funds Index                                 6.59

Russell Midcap Value Index                                       7.07

Your fund suffered losses for both the 6- and 12-month periods ended December 31, but outperformed its market indexes and average competitor. The fund's solid results versus its benchmarks were driven by good stock selection, especially in the consumer discretionary sector. We are disappointed not to have produced a positive absolute return in 2002, but would note that the fund has performed well relative to its competitors over the past three difficult years. Lipper ranked Mid-Cap Value in the top 20% of funds in the Lipper Mid-Cap Value Funds Average for the three-year period ended December 31, 2002. (Based on total return, Lipper ranked the Mid-Cap Value Fund #31 out of 208, #24 out of 122, #18 out of 87, and #10 out of 60 funds for the 1-, 3-, and 5-year, and since-inception (6/28/96) periods ended December 31, 2002, respectively. Past performance cannot guarantee future results.)

We would like to welcome new Advisor and R Class shareholders to the fund. The accompanying table shows performance for these share classes since inception on September 30, 2002.


MARKET ENVIRONMENT

The economy struggled to find solid footing during the year, unable to gather momentum from a strong first-quarter rebound. Gross domestic product-a measure of the total value of goods and services produced in the U.S.-grew at a modest 1.3% annual rate in the second quarter, down from 5% the first three months of the year, but rose a surprisingly strong 4% in the third quarter. Consensus expectations call for a 1.3% growth rate in the final quarter. The Federal Reserve left the federal funds rate unchanged at 1.75% for most of the year, but lowered its benchmark to 1.25% in November. Commodity prices, led by crude oil and gold, rose significantly due to the threats posed by Iraq and North Korea and strikes in Venezuela that curtailed oil production. Despite these concerns, personal income and consumption remained solid as the year closed, and productivity growth continued to be strong.

The major stock indexes reported double-digit losses for 2002, and-for the first time since 1939-41-stocks fell for the third consecutive year. Although the economy showed definite signs of improvement, investors suffered a massive loss of confidence as the media focused on instances of corporate malfeasance and accounting irregularities. Unlike the first two years of the bear market, when value stocks bucked the trend, there were few places to hide in 2002. All but two sectors of the S&P MidCap 400 Index fell during the year, and most of them posted double-digit declines, led by telecommunication services (-49%) and information technology (-39%). Only the consumer staples (+3%) and energy sectors (+8%) rose in 2002.


Value vs. Growth
--------------------------------------------------------------------------------
Periods Ended 12/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------
Russell Midcap Value Index                         -12.16%               -9.64%

Russell Midcap Growth Index                          -9.59               -27.41


For the year, mid-cap value stocks outpaced their growth counterparts by a wide margin, continuing a trend that has been intact since the market bubble burst in March 2000. Growth stocks edged ahead during the last six months, however, as the technology and telecommunications sectors bounced off lows reached in early October.


PORTFOLIO AND STRATEGY REVIEW

Though 2002 was at best a mixed year for the media sector, the media stocks owned by your fund, including Washington Post and Meredith, were among its best contributors to results for the year, while Dow Jones-a new purchase in the last six months-was a top contributor in the second half. Although Washington Post was a strong performer throughout 2002, we trimmed the position somewhat as it approached our near-term target price. Some retailers did well despite the strained economic conditions, and the fund benefited from overweight positions in good performers like GAP.

Telecommunications stocks were a drag on fund returns, due primarily to our holdings in the British firm Cable & Wireless, which was the largest detractor for both the most recent six months and the year. Concerns about excessive reorganization costs as the company downsizes operations in the U.S. aggravated negative sentiment toward the shares. We maintained a position in Cable & Wireless and note that this century-old franchise still boasts a strong balance sheet and well-established position in its core markets in the U.K. and the Caribbean. We are further encouraged by the arrival of a new chairman and chief executive officer in recent weeks.

Good stock selection in the materials sector boosted Mid-Cap Value's relative performance. Newmont Mining, one of the fund's largest holdings, rose over 50% as the price of gold climbed to a multi-year high. Other strong relative performers in the group included Placer Dome, another large gold producer, fertilizer manufacturer Agrium, and Great Lakes Chemical, which has seen some signs of improvement in its industry.


Sector Diversification
--------------------------------------------------------------------------------
Industrials, Business Services and Materials                       25%
Energy and Utilities                                               19
Financials                                                         17
Consumer                                                           16
Information Technology                                              9
Health Care                                                         6
Reserves                                                            5
Telecommunication Services                                          3


Health care equipment manufacturers and service providers also benefited our relative performance. Boston Scientific was a solid contributor, but we eventually eliminated the holding when it reached our valuation target. Health insurer Aetna made solid progress on its turnaround. Guidant proved the biggest disappointment among our health care holdings as investors fretted over potential market share losses in the company's cardiovascular stent market. We have recently added to our position, however, as we believe its valuation severely discounts the risk of technological obsolescence.

One area of growing interest to us has been the electric utility industry, which came under excessive pressure in 2001 and 2002 due to fallout from the Enron debacle, worries about overcapacity in electricity generation, and concerns about off-balance sheet leverage in energy trading portfolios. These concerns befell both the good and the bad in the sector, creating some attractive valuation opportunities for us. FirstEnergy, Pinnacle West Capital, and XCEL Energy were some of our largest purchases among the electrics. With these new buys and additions to previous holdings, energy and utilities accounted for 19% of the fund's net assets at the end of the year, up from 15% six months ago. TXU, Puget Energy, and Constellation Energy Group were all positive contributors to relative performance for the year. TXU was also a top absolute contributor.

We also did some buying among the energy producing and oil service companies within the energy service sector. We added significantly to our position in Diamond Offshore Drilling, a leading contractor with a strong position in deepwater drilling, which is an increasing focus of large oil producers looking to add to reserves. The company has a long history of buying drilling equipment at good prices and is the fund's second-largest holding.

Two of the year's major purchases in telecommunications stocks proved disappointing. We mentioned Cable & Wireless earlier. Telephone and Data Systems declined as a result of its large unhedged position in Deutsche Telekom shares and the intense competition in the telecommunications services market.

The fund continues to have a lower exposure to financials than its Russell benchmark as we have found relatively few attractive risk/reward opportunities among financial service stocks, especially banks and real estate investment trusts. There were some exceptions, however, including Huntington Bancshares, a Midwestern bank with new management, improving credit trends, and favorable valuation. We also found opportunities in the insurance industry, which is benefiting from rising premiums. We added to holdings in St. Paul Companies, where we are encouraged by the fresh appearance of its new management, large market share, and improved financial position.

Many consumer cyclical stocks performed well in 2002 on the back of a strong housing market and relatively firm consumer spending. Housing-sensitive shares such as Black & Decker, Newell, and Fortune Brands were particularly good performers, so much so that they reached our price targets, prompting us to take profits.


OUTLOOK

There are grounds for expecting equity markets to regain their footing this year. However, investors face a host of unknowns that include geopolitical uncertainties in Iraq, North Korea, and Venezuela, and a generally lackluster picture of world economic growth. While we certainly do not underestimate the challenges, times such as these present greater opportunities to accumulate shares of good companies at particularly attractive prices. We are finding undervalued stocks in a number of sectors, including insurance, electric utilities, energy, and health care. I have no doubt that the group of talented investment people with whom I have the privilege to work, especially our hard-working analysts, will continue to uncover good investment ideas for your portfolio and help the Mid-Cap Value Fund navigate through these uncertain times.

Thank you for your continued support.

Respectfully submitted,

David J. Wallack
Chairman of the fund's Investment Advisory Committee
January 24, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS


                                                           Percent of
                                                           Net Assets
                                                             12/31/02
--------------------------------------------------------------------------------
Newmont Mining                                                    2.2%
Diamond Offshore Drilling                                         2.2
Marathon Oil                                                      1.9
Phelps Dodge                                                      1.8
Molex                                                             1.8
--------------------------------------------------------------------------------
Hasbro                                                            1.7
FirstEnergy                                                       1.6
Huntington Bancshares                                             1.5
Archer-Daniels-Midland                                            1.5
Amerada Hess                                                      1.5
--------------------------------------------------------------------------------
SAFECO                                                            1.5
Telephone and Data Systems                                        1.4
Great Lakes Chemical                                              1.4
Herman Miller                                                     1.4
Raytheon                                                          1.3
--------------------------------------------------------------------------------
Washington Post                                                   1.3
Stilwell Financial                                                1.3
St. Paul Companies                                                1.3
TXU                                                               1.3
Potlatch                                                          1.3
--------------------------------------------------------------------------------
BMC Software                                                      1.3
Agilent Technologies                                              1.3
Brunswick                                                         1.3
ServiceMaster                                                     1.3
Pinnacle West Capital                                             1.3
--------------------------------------------------------------------------------
Total                                                            37.7%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/02


Ten Largest Purchases
--------------------------------------------------------------------------------
FirstEnergy*
Agilent Technologies*
Tellabs*
Loews*
El Paso Electric*
TXU*
Viad*
Amerada Hess
Molex
St. Paul Companies


Ten Largest Sales
--------------------------------------------------------------------------------
SAFECO
Boston Scientific**
Aetna
BMC Software
Reader's Digest
Washington Post
Certegy**
Eastman Kodak**
AmSouth
Allmerica Financial**

*    Position added
**   Position eliminated



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


LINE GRAPH:  Mid-Cap Value Fund

                                    Lipper
                                    Mid-Cap
                  S&P MidCap        Value               Mid-Cap
                  400 Index         Funds Index         Value Fund
--------------------------------------------------------------------------------
6/30/96           10000             10000               10000
12/96             10914             10966               11630
12/97             14435             13452               14783
12/98             17194             13220               14988
12/99             19725             14798               15516
12/00             23178             16365               19046
12/01             23038             17467               21781
12/02             19695             14907               20174

Note: Performance for the Advisor Class and R Class will vary due to the differing fee structures.



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                                  Since   Inception
12/31/02               1 Year     3 Years     5 Years      Inception        Date
--------------------------------------------------------------------------------
Mid-Cap Value Fund     -7.38%       9.15%       6.42%          11.39%    6/28/96


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Mid-Cap Value shares

                    Year
                   Ended
                12/31/02    12/31/01    12/31/00    12/31/99    12/31/98
--------------------------------------------------------------------------------
NET ASSET VALUE

Beginning of
period         $   16.40   $   15.64   $   13.37   $   13.66   $   14.47

Investment activities

  Net investment
  income (loss)     0.13        0.13        0.18        0.23        0.19

  Net realized
  and unrealized
  gain (loss)      (1.34)       2.07        2.82        0.22       (0.05)

  Total from
  investment
  activities       (1.21)       2.20        3.00        0.45        0.14


Distributions

  Net investment
  income           (0.12)      (0.13)      (0.17)      (0.23)      (0.19)

  Net realized
  gain             (0.07)      (1.31)      (0.56)      (0.51)      (0.76)

  Total
  distributions    (0.19)      (1.44)      (0.73)      (0.74)      (0.95)


NET ASSET VALUE

End of
period         $   15.00   $   16.40   $   15.64   $   13.37   $   13.66
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total
return^            (7.38)%     14.36%      22.75%       3.52%       1.39%

Ratio of total
expenses to average
net assets          0.96%       0.98%       0.99%       1.04%       1.08%

Ratio of net
investment income
(loss) to average
net assets          0.98%       0.95%       1.33%       1.60%       1.24%

Portfolio
turnover rate       51.1%       57.5%       31.9%       26.8%       32.0%

Net assets,
end of period
(in thousands) $ 991,164   $ 502,542   $ 282,251   $ 211,730   $ 221,338

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Financial Highlights               For a share outstanding throughout the period
--------------------------------------------------------------------------------

Mid-Cap Value-Advisor Class shares

                                                              9/30/02
                                                              Through
                                                             12/31/02

NET ASSET VALUE

Beginning of period                                        $    13.97

Investment activities

  Net investment income (loss)                                   0.04*

  Net realized and unrealized gain (loss)                        1.17**

  Total from investment activities                               1.21


Distributions

  Net investment income                                         (0.12)

  Net realized gain                                             (0.07)

  Total distributions                                           (0.19)


NET ASSET VALUE

End of period                                              $    14.99
                                                           ----------


Ratios/Supplemental Data

Total return^                                                    8.66%*

Ratio of total expenses to
average net assets                                               1.10%*!

Ratio of net investment
income (loss) to average
net assets                                                       1.29%*!

Portfolio turnover rate                                          51.1%!

Net assets, end of period
(in thousands)                                             $    1,528

* Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 4/30/04.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Financial Highlights               For a share outstanding throughout the period
--------------------------------------------------------------------------------

Mid-Cap Value-R Class shares

                                                              9/30/02
                                                              Through
                                                             12/31/02

NET ASSET VALUE

Beginning of period                                        $    13.97

Investment activities

Net investment income (loss)                                     0.03*

Net realized and unrealized gain (loss)                          1.18**

Total from investment activities                                 1.21

Distributions

Net investment income                                           (0.11)

Net realized gain                                               (0.07)

Total distributions                                             (0.18)


NET ASSET VALUE

End of period                                              $    15.00
                                                           ----------


Ratios/Supplemental Data

Total return^                                                    8.66%*

Ratio of total expenses to
average net assets                                               1.40%*!

Ratio of net investment
income (loss) to average
net assets                                                       0.84%*!

Portfolio turnover rate                                          51.1%!

Net assets, end of period
(in thousands)                                             $      109

* Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 4/30/04.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002


Statement of Net Assets                         Shares/Par                Value
--------------------------------------------------------------------------------
                                                                   In thousands

Common Stocks  93.9%

CONSUMER DISCRETIONARY  11.9%

Leisure Equipment & Products  3.0%

Brunswick                                          630,000      $        12,512
Hasbro                                           1,456,600               16,824
                                                                         29,336

Media  5.8%

Dow Jones                                          210,000                9,078
Knight-Ridder                                       59,000                3,732
Meredith                                           261,000               10,730
Pearson (GBP)                                      799,000                7,388
Reader's Digest, Class A                           215,000                3,246
Reuters (GBP)                                    3,725,000               10,642
Washington Post, Class B                            18,000               13,284
                                                                         58,100

Multiline Retail  1.7%

Neiman Marcus, Class A *                           179,700                5,461
Nordstrom                                          599,000               11,363
                                                                         16,824

Specialty Retail  1.0%

GAP                                                631,000                9,793
                                                                          9,793

Textiles, Apparel, & Luxury Goods  0.4%

Unifi *                                            790,000                4,147
                                                                          4,147

Total Consumer Discretionary                                            118,200


CONSUMER STAPLES  3.8%

Food Products  3.8%

Archer-Daniels-Midland                           1,209,000               14,992
Campbell Soup                                      510,000               11,970
Del Monte Foods *                                  127,738                  983
Heinz                                              286,000                9,401

Total Consumer Staples                                                   37,346


ENERGY  8.3%

Energy Equipment & Services  3.3%

Baker Hughes                                       363,000      $        11,685
Diamond Offshore Drilling                          990,000               21,631
                                                                         33,316


Oil & Gas  5.0%

Amerada Hess                                       272,000               14,974
BG Group (GBP)                                   1,665,000                7,182
Marathon Oil                                       893,000               19,012
Premcor *                                           90,000                2,001
Repsol ADR                                         467,000                6,108
                                                                         49,277

Total Energy                                                             82,593


FINANCIALS  16.8%

Banks  6.7%

AmSouth                                            260,000                4,992
Commerce Bancshares                                240,975                9,468
Cullen/Frost Bankers                               175,000                5,722
Huntington Bancshares                              820,000               15,342
KeyCorp                                            327,000                8,221
Mercantile Bankshares                              315,000               12,156
Northern Trust                                     237,000                8,307
Wachovia                                            55,000                2,004
                                                                         66,212

Diversified Financials  1.3%

Stilwell Financial                               1,005,000               13,136
                                                                         13,136

Insurance  8.8%

21st Century Insurance Group                       109,000                1,365
Cincinnati Financial                               223,000                8,374
Loews                                              245,000               10,893
Mercury General                                    160,000                6,013
Ohio Casualty *                                    648,000                8,392
PartnerRe                                           91,000                4,716
PMI Group                                           88,000                2,643
Protective Life                                    295,000                8,118
SAFECO                                             419,700      $        14,551
St. Paul Companies                                 382,600               13,027
UnumProvident                                      560,000                9,822
                                                                         87,914

Total Financials                                                        167,262


HEALTH CARE  4.0%

Biotechnology  0.3%

Millennium Pharmaceuticals *                       350,000                2,779
                                                                          2,779

Health Care Equipment & Supplies  1.1%
Apogent Technologies *                             304,800                6,340
Guidant *                                          140,000                4,319
                                                                         10,659

Health Care Providers & Services  1.6%

Aetna                                              253,000               10,403
Omnicare                                           245,000                5,838
                                                                         16,241

Pharmaceuticals  1.0%

IVAX *                                             175,000                2,123
Watson Pharmaceuticals *                           271,000                7,661
                                                                          9,784

Total Health Care                                                        39,463


INDUSTRIALS & BUSINESS SERVICES  12.8%

Aerospace & Defense  1.8%

Raytheon                                           434,000               13,346
Rockwell Collins                                   207,200                4,819
                                                                         18,165

Air Freight & Logistics  1.6%

CNF                                                186,000                6,183
Ryder System                                       423,000                9,492
                                                                         15,675

Commercial Services & Supplies  5.7%

Central Parking                                     81,600                1,539
Ceridian *                                         693,000                9,993
Herman Miller                                      738,000      $        13,579
Manpower                                           290,000                9,251
ServiceMaster                                    1,126,500               12,504
Viad                                               430,000                9,611
                                                                         56,477

Electrical Equipment  0.9%

Hubbell, Class A                                    25,000                  827
Hubbell, Class B                                   136,000                4,779
Rockwell Automation                                175,000                3,624
                                                                          9,230

Machinery  2.8%

Dover                                              358,000               10,439
Harsco                                             109,000                3,476
Joy Global *                                       595,600                6,706
Pall                                               420,000                7,006
                                                                         27,627

Total Industrials & Business Services                                   127,174


INFORMATION TECHNOLOGY  9.1%

Communications Equipment  1.6%

ADC Telecommunications *                         1,904,000                3,979
Tellabs *                                        1,670,000               12,141
                                                                         16,120

Computer Peripherals  1.1%

Apple Computer *                                   752,100               10,778
                                                                         10,778

Electronic Equipment & Instruments  4.5%

Agilent Technologies *                             700,000               12,572
AVX                                              1,021,200               10,008
Littelfuse *                                       163,000                2,748
Molex, Class A                                     891,200               17,726
Technitrol                                          89,900                1,451
                                                                         44,505

IT Consulting & Services  0.6%

BearingPoint *                                     897,400                6,192
                                                                          6,192

Software  1.3%
BMC Software *                                     737,000      $        12,610
                                                                         12,610

Total Information Technology                                             90,205


MATERIALS  11.2%

Chemicals  2.8%

Agrium                                             538,000                6,085
Great Lakes Chemical                               579,600               13,841
Potash Corp./Saskatchewan                          124,000                7,885
                                                                         27,811

Containers & Packaging  0.1%

Packaging Corp of America *                         56,600                1,032
                                                                          1,032

Metals & Mining  5.6%

Newmont Mining                                     759,500               22,048
Nucor                                              204,500                8,446
Phelps Dodge *                                     572,200               18,110
Placer Dome                                        205,700                2,366
Teck Cominco (CAD)                                 670,000                4,920
                                                                         55,890

Paper & Forest Products  2.7%

Bowater                                            142,500                5,978
MeadWestvaco                                       302,200                7,467
Potlatch                                           542,000               12,943
                                                                         26,388

Total Materials                                                         111,121


TELECOMMUNICATION SERVICES  2.1%

Diversified Telecommunication Services  0.7%

Cable & Wireless (GBP)                           8,035,000                5,787
Cable & Wireless, ADR                              442,400                1,031
                                                                          6,818

Wireless Telecommunication Services  1.4%

Telephone and Data Systems                         297,000               13,965
                                                                         13,965

Total Telecommunication Services                                         20,783


UTILITIES  10.7%

Electric Utilities  9.6%

Allegheny Energy                                   880,000      $         6,653
CMS Energy                                         277,000                2,615
Constellation Energy Group                         249,000                6,927
El Paso Electric *                                 990,000               10,890
FirstEnergy                                        487,300               16,066
Pinnacle West Capital                              364,500               12,426
Puget Energy                                       440,000                9,702
TXU                                                696,500               13,011
Unisource Energy                                   604,000               10,443
XCEL Energy                                        572,300                6,295
                                                                         95,028
Gas Utilities  1.1%

NiSource                                           577,000               11,540
                                                                         11,540

Total Utilities                                                         106,568

Total Miscellaneous Common Stocks 3.2%                                   31,940

Total Common Stocks (Cost  $1,006,244)                                  932,655


Convertible Bonds  1.4%

Human Genome Sciences, 5.00%, 2/1/07             5,100,000                3,688
Protein Design Labs, 5.50%, 2/15/07              3,900,000                3,132
U.S. Cellular, LYONs, 6/15/15                   14,850,000                5,180
XCEL Energy, 144A, 7.50%, 11/21/07               1,365,000                1,609

Total Convertible Bonds (Cost              $        14,674)              13,609


Short-Term Investments  4.6%

Money Market Funds  4.6%

T. Rowe Price Reserve
Investment Fund, 1.53% #                        45,323,385               45,323

Total Short-Term Investments (Cost  $45,323)                             45,323



                                                Shares/Par                Value
--------------------------------------------------------------------------------
                                                                   In thousands


Total Investments in Securities
99.9% of Net Assets (Cost $1,066,241)                           $       991,587

Other Assets Less Liabilities                                             1,213


NET ASSETS                                                      $       992,800
                                                                ---------------

Net Assets Consist of:

Undistributed net realized gain (loss)                          $        (1,905)

Net unrealized gain (loss)                                              (74,656)

Paid-in-capital applicable to
66,183,149 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares
authorized                                                            1,069,361

NET ASSETS                                                      $       992,800
                                                                ---------------

NET ASSET VALUE PER SHARE

Mid-Cap Value shares
($991,163,765/66,073,997
shares outstanding)                                             $         15.00
                                                                ---------------



Mid-Cap Value-Advisor Class shares
($1,527,904/101,908
shares outstanding)                                             $         14.99
                                                                ---------------

Mid-Cap Value-R Class shares
($108,633/7,244
shares outstanding)                                             $         15.00
                                                                ---------------

#    Seven-day yield

*    Non-income producing

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers; the total of such securities at period-end amounts to $1,609 and represents 0.2% of net assets.

ADR  American Depository Receipts

CAD  Canadian dollar

GBP  British pound

LYONs Liquid Yield Option Note

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                 Year
                                                                Ended
                                                             12/31/02

Investment Income (Loss)

Income
  Dividend                                                 $   14,445
  Interest                                                      2,249
  Total income                                                 16,694

Expenses
  Investment management                                         5,810
  Shareholder servicing
    Mid-Cap Value shares                                        1,984
  Registration                                                    186
  Custody and accounting                                          145
  Prospectus and shareholder reports
    Mid-Cap Value shares                                          128
  Legal and audit                                                  16
  Proxy and annual meeting                                         12
  Directors                                                         9
  Distribution - Mid-Cap Value-Advisor Class shares                 1
  Miscellaneous                                                    11
  Total expenses                                                8,302
  Expenses paid indirectly                                       (133)
  Net expenses                                                  8,169
Net investment income (loss)                                    8,525


Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                      522
  Foreign currency transactions                                  (109)
  Net realized gain (loss)                                        413

Change in net unrealized gain (loss)
  Securities                                                 (124,566)
  Other assets and liabilities
  denominated in foreign currencies                                (1)
  Change in net unrealized gain (loss)                       (124,567)
Net realized and unrealized gain (loss)                      (124,154)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $ (115,629)
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                  12/31/02             12/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $         8,525      $         3,489

  Net realized gain (loss)                             413               38,496

  Change in net unrealized gain (loss)            (124,567)              11,552

  Increase (decrease) in net assets
  from operations                                 (115,629)              53,537


Distributions to shareholders

  Net investment income

    Mid-Cap Value shares                            (7,850)              (3,461)

    Mid-Cap Value-Advisor
    Class shares                                       (10)                  --

    Mid-Cap Value-R Class shares                        (1)                  --


  Net realized gain

    Mid-Cap Value shares                            (4,569)             (34,908)

    Mid-Cap Value-Advisor
    Class shares                                        (6)                  --

    Mid-Cap Value-R Class shares                        (1)                  --

  Decrease in net assets
  from distributions                               (12,437)             (38,369)


Capital share transactions *

  Shares sold

    Mid-Cap Value shares                           943,789              245,071

    Mid-Cap Value-Advisor
    Class shares                                     1,518                   --

    Mid-Cap Value-R Class shares                       100                   --


  Distributions reinvested

    Mid-Cap Value shares                            11,503               37,130

    Mid-Cap Value-Advisor
    Class shares                                        17                   --

    Mid-Cap Value-R Class shares                         1                   --


  Shares redeemed

    Mid-Cap Value shares                          (338,595)             (77,078)

    Mid-Cap Value-Advisor
    Class shares                                        (9)                  --

  Increase (decrease) in net
  assets from capital
  share transactions                               618,324              205,123


Net Assets

Increase (decrease) during period                  490,258              220,291

Beginning of period                                502,542              282,251

End of period                              $       992,800      $       502,542
--------------------------------------------------------------------------------


*Share information

  Shares sold

    Mid-Cap Value shares                            56,581               15,044

    Mid-Cap Value-Advisor
    Class shares                                       102                   --

    Mid-Cap Value-R Class shares                         7                   --


  Distributions reinvested

    Mid-Cap Value shares                               768                2,337

    Mid-Cap Value-Advisor
    Class shares                                        --                   --

    Mid-Cap Value-R Class shares                        --                   --


  Shares redeemed

    Mid-Cap Value shares                           (21,922)              (4,776)

    Mid-Cap Value-Advisor
    Class shares                                        (1)                  --

Increase (decrease)
in shares outstanding                               35,535               12,605

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing primarily in mid-size companies that appear to be undervalued. The fund has three classes of shares: Mid-Cap Value fund offered since June 28, 1996, Mid-Cap Value-Advisor Class, which was first offered on September 30, 2002, and Mid-Cap Value-R class, which was first offered on September 30, 2002. Advisor Class shares are offered only through brokers and other financial intermediaries and R Class shares are only available to small retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution and certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matter that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

Class Accounting The Advisor Class and R Class each pay distribution and administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $131,000 and $2,000, respectively, for the year ended December 31, 2002.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,025,411,000 and $415,214,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

Distributions during the year ended December 31, 2002 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------
Ordinary income                                            $10,476,000
Long-term capital gain                                       1,961,000
Total distributions                                        $12,437,000
                                                           -----------

At December 31. 2002, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                    $64,464,000
Unrealized depreciation                                   (141,025,000)
Net unrealized appreciation (depreciation)                 (76,561,000)
Paid-in capital                                          1,069,361,000
Net assets                                                $992,800,000
                                                          ------------

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $1,905,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003.

For the year ended December 31, 2002, the fund recorded the following permanent reclassifications, which relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
Undistributed net investment income                        $ (714,000)
Undistributed net realized gain                            (2,269,000)
Paid-in capital                                             2,983,000


At December 31, 2002, the cost of investments for federal income tax purposes was $1,068,146,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $566,000.

The manager has agreed to bear any expenses through April 30, 2004, which would cause the Advisor Class's ratio of total expenses to average net assets to exceed 1.10%. Thereafter, through April 30, 2006, the Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.10%.

The manager has agreed to bear any expenses through April 30, 2004, which would cause the R Class's ratio of total expenses to average net assets to exceed 1.40%. Thereafter, through April 30, 2006, the R Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.40%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Mid-Cap Value class. Expenses incurred pursuant to these service agreements totaled $1,095,000 for the year ended December 31, 2002, of which $136,000 was payable at period-end.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2002, the Mid-Cap Value class was charged $105,000 for shareholder servicing costs related to the college savings plans, of which $85,000 was for services provided by Price and $13,000 was payable at period-end. At December 31, 2002, approximately 2.4% of the outstanding shares of the Mid-Cap Value class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2002, the Mid-Cap Value class was allocated $391,000 of Spectrum Funds' expenses, of which $294,000 related to services provided by Price and $42,000 was payable at period-end. At December 31, 2002, approximately 14.3% of the outstanding shares of the Mid-Cap Value class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $1,088,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of T. Rowe Price Mid-Cap Value Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Mid-Cap Value Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2003



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/02
--------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $2,534,000 from short-term capital gains,

o $4,311,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $8,431,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Directorships of Other Public Companies
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
2001                            estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1996

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
1996                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
1996                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
1996

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.



Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Directorships of Other Public Companies
--------------------------------------------------------------------------------
James A.C. Kennedy              Director and Vice President, T. Rowe Price and
(8/15/53)                       T. Rowe Price Group, Inc.
1997
[37]

James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1996                            President, T. Rowe Price Group, Inc.; Chairman
[105]                           of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, Mid-Cap Value Fund

M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44) 1996                  President, T. Rowe Price; Vice Chairman of the
[105]                           Board, Chief Investment Officer, Director, and
                                Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited, T. Rowe Price Global Investment
                                Services Limited, and T. Rowe Price
                                International, Inc.; Director and Vice
                                President, T. Rowe Price Trust Company
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.



Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Mid-Cap Value Fund           Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Kara Cheseby Landers (10/9/63)          Vice President, T. Rowe Price and
Vice President, Mid-Cap Value Fund      T. Rowe Price Group, Inc.

Henry M. Ellenbogen (1/21/71)           Vice President, T. Rowe Price; formerly
Vice President, Mid-Cap Value Fund      Chief of Staff, U.S. Representative
                                        Peter Deutsch (to 1999);  Executive Vice
                                        President, Business Development,
                                        HelloAsia (to 2001)

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Mid-Cap Value Fund      Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price International,
                                        Inc., and T. Rowe Price Retirement Plan
                                        Services, Inc.

J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Mid-Cap Value Fund      T. Rowe Price Trust Company

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Mid-Cap Value Fund           and T. Rowe Price Investment Services,
                                        Inc.


Gregory A. McCrickard (10/19/58)        Vice President, T. Rowe Price, T. Rowe
Vice President, Mid-Cap Value Fund      Price Group, Inc., and T. Rowe Price
                                        Trust Company

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Mid-Cap Value Fund          Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph M. Milano (9/14/72)              Vice President, T. Rowe Price and
Vice President, Mid-Cap Value Fund      T. Rowe Price Group, Inc.

Curt J. Organt (1/5/68)
Vice President, Mid-Cap Value Fund      Vice President, T. Rowe Price

Charles G. Pepin (4/23/66)              Vice President, T. Rowe Price and
Vice President, Mid-Cap Value Fund      T. Rowe Price Group, Inc.


J. David Wagner (2/25/74)
Vice President, Mid-Cap Value Fund      Vice President, T. Rowe Price

David J. Wallack (7/2/60)               Vice President, T. Rowe Price and
President, Mid-Cap Value Fund           T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com


ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning
--------------------------------------------------------------------------------

College Planning

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Mutual Funds
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STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010


BLENDED ASSET FUNDS
(continued)

Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

LOGO: T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202
29252                                                          F15-050  12/31/02